UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2008

Fidelity D & D Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA

18512

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  570-342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Fidelity D & D Bancorp, Inc.

CURRENT REPORT ON FORM 8-K

Item 5.02          Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 22, 2008, James T. Gorman, Executive Vice President and Chief Commercial Banking Officer of the Registrant’s subsidiary, the Fidelity Deposit and Discount Bank (the “Bank”), left the employ of the Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity D & D Bancorp, Inc.

Date: October 23, 2008	BY:	/s/ Salvatore R. DeFrancesco, Jr.

	Name:	Salvatore R. DeFrancesco, Jr.
	Title:	Treasurer & Chief Financial Officer